Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED JULY 31, 2011 AND AUGUST 1, 2010
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts				Percent of Sales
	July 31,	August 1,	% Over		July 31,		August 1,
	2011	2010	(Under)		2011		2010

Net sales	$60,270	55,912	7.8%		100.0%		100.0%
Cost of sales	51,392	46,203	11.2%		85.3%		82.6%
Gross profit	8,878	9,709	(8.6	) %	14.7%		17.4%

Selling, general and
administrative expenses	5,757	5,212	10.5%		9.6%		9.3%
Restructuring credit	-	(6)	(100.0	) %	0.0%		(0.0	) %
Income from operations	3,121	4,503	(30.7	) %	5.2%		8.1%

Interest expense	220	210	4.8%		0.4%		0.4%
Interest income	(129)	(38)	239.5%		(0.2	) %	(0.1	) %
Other expense	65	53	22.6%		0.1%		0.1%
Income before income taxes	2,965	4,278	(30.7	) %	4.9%		7.7%

Income taxes*	1,145	531	115.6%		38.6%		12.4%
Net income	$1,820	3,747	(51.4	) %	3.0%		6.7%

Net income per share-basic	$0.14	0.29	(51.7	) %
Net income per share-diluted	$0.14	0.28	(50.0	) %

Average shares outstanding-basic	13,061	12,870	1.5%
Average shares outstanding-diluted	13,205	13,199	0.0%

*	Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JULY 31, 2011, AUGUST 1, 2010 AND MAY 1, 2011
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	July 31,	August 1,	(Decrease)			* May 1,
	2011	2010	Dollars	Percent		2011

Current assets
Cash and cash equivalents	$14,570	14,045	525	3.7%		23,181
Short-term investments	10,443	4,009	6,434	160.5%		7,699
Accounts receivable	18,905	18,342	563	3.1%		20,209
Inventories	34,858	29,687	5,171	17.4%		28,723
Deferred income taxes	1,237	138	1,099	796.4%		293
Assets held for sale	75	123	(48)	(39.0	) %	75
Income taxes receivable	79	568	(489)	(86.1	) %	79
Other current assets	2,862	1,646	1,216	73.9%		2,376
Total current assets	83,029	68,558	14,471	21.1%		82,635

Property, plant & equipment, net	30,615	30,471	144	0.5%		30,296
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	2,191	245	1,946	794.3%		3,606
Other assets	2,010	2,361	(351)	(14.9	) %	2,052

Total assets	$129,307	113,097	16,210	14.3%		130,051

Current liabilities
Current maturities of long-term debt	$2,409	194	2,215	1,141.8%		2,412
Accounts payable - trade	25,022	22,821	2,201	9.6%		24,871
Accounts payable - capital expenditures	342	498	(156)	(31.3	) %	140
Accrued expenses	5,862	5,964	(102)	(1.7	) %	7,617
Accrued restructuring	41	316	(275)	(87.0	) %	44
Deferred income taxes	82	-	82	100.0%		82
Income taxes payable - current	345	182	163	89.6%		646
Total current liabilities	34,103	29,975	4,128	13.8%		35,812

Income taxes payable - long-term	4,178	3,877	301	7.8%		4,167
Deferred income taxes	596	666	(70)	(10.5	) %	596
Long-term debt , less current maturities	9,079	11,453	(2,374)	(20.7	) %	9,135

Total liabilities	47,956	45,971	1,985	4.3%		49,710

Shareholders' equity	81,351	67,126	14,225	21.2%		80,341

Total liabilities and
shareholders' equity	$129,307	113,097	16,210	14.3%		130,051

Shares outstanding	13,181	13,084	97	0.7%		13,264

*	Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED JULY 31, 2011 AND AUGUST 1, 2010
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	July 31,	August 1,
	2011	2010

Cash flows from operating activities:
Net income	$1,820	$3,747
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	1,187	1,014
Amortization of other assets	56	130
Stock-based compensation	77	96
Excess tax benefit related to stock-based compensation	(31)	(169)
Deferred income taxes	502	(55)
Foreign currency exchange (gains) losses	(39)	87
Changes in assets and liabilities:
Accounts receivable	1,322	1,475
Inventories	(6,080)	(3,686)
Other current assets	(486)	41
Other assets	(14)	(27)
Accounts payable-trade	54	541
Accrued expenses	(1,750)	(3,626)
Accrued restructuring	(3)	(8)
Income taxes	(257)	149
Net cash used in operating activities	(3,642)	(291)

Cash flows from investing activities:
Capital expenditures	(1,304)	(3,151)
Purchase of short-term investments	(4,761)	(986)
Proceeds from the sale of short-term investments	2,032	-
Net cash used in investing activities	(4,033)	(4,137)

Cash flows from financing activities:
Payments on long-term debt	(53)	(32)
Proceeds from common stock issued	169	170
Common stock shares repurchased	(1,102)	-
Excess tax benefit related to stock-based compensation	31	169
Net cash (used in) provided by financing activities	(955)	307

Effect of exchange rate changes on cash and cash equivalents	19	(129)

Decrease in cash and cash equivalents	(8,611)	(4,250)

Cash and cash equivalents at beginning of period	23,181	18,295

Cash and cash equivalents at end of period	$14,570	$14,045

Free Cash Flow (1)	$(4,896)	$(3,402)

(1) Free Cash Flow reconciliation is as follows:
		FY 2012	FY 2011
A)	Net cash used in operating activities	$(3,642)	$(291)
B)	Minus: Capital Expenditures	(1,304)	(3,151)
C)	Add: Excess tax benefit related to stock-based compensation	31	169
D)	Effects of exchange rate changes on cash and cash equivalents	19	(129)
		$(4,896)	$(3,402)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 31, 2011 AND AUGUST 1, 2010
(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Sales
	July 31,	August 1,		% Over		July 31,		August 1,
Net Sales by Segment	2011	2010		(Under)		2011		2010

Mattress Fabrics	$32,170	30,918		4.0%		53.4%		55.3%
Upholstery Fabrics	28,100	24,994		12.4%		46.6%		44.7%

Net Sales	$60,270	55,912		7.8%		100.0%		100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$5,137	5,990		(14.2	) %	16.0%		19.4%
Upholstery Fabrics	3,741	3,719		0.6%		13.3%		14.9%

Gross Profit	$8,878	9,709		(8.6	) %	14.7%		17.4%

Sales, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$1,992	1,996		(0.2	) %	6.2%		6.5%
Upholstery Fabrics	2,766	2,101		31.7%		9.8%		8.4%
Unallocated Corporate expenses	999	1,115		(10.4	) %	1.7%		2.0%
Selling, General and Administrative expenses	5,757	5,212		10.5%		9.6%		9.3%

Operating income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$3,146	3,994		(21.2	) %	9.8%		12.9%
Upholstery Fabrics	974	1,618		(39.8	) %	3.5%		6.5%
Unallocated corporate expenses	(999)	(1,115)		(10.4	) %	(1.7	) %	(2.0	) %
Subtotal	3,121	4,497		(30.6	) %	5.2%		8.0%

Restructuring and related credit	-	6	(1)	(100.0	) %	0.0%		0.0%

Operating income	$3,121	4,503		(30.7	) %	5.2%		8.1%

Return on Capital (2)

Mattress Fabrics	23.2%	32.2%
Upholstery Fabrics	33.2%	51.5%
Unallocated Corporate	N/A	N/A
Consolidated	18.9%	29.5%

Capital Employed (2) (3)

Mattress Fabrics	55,994	52,017		7.6%
Upholstery Fabrics	13,176	13,289		(0.9	) %
Unallocated Corporate	350	(813)		N/A
Consolidated	69,520	64,493		7.8%

Depreciation Expense by Segment

Mattress Fabrics	$1,029	877		17.3%
Upholstery Fabrics	158	137		15.3%
Total depreciation expense	1,187	1,014		17.1%

Notes:

(1)	The $6 restructuring credit primarily represents a credit for employee termination benefits.

(2)	See pages 5 and 6 of this financial information release for calculations.

(3)	The capital employed balances are as of July 31, 2011 and August 1, 2010.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 31, 2011
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Three
	Months
	Ended	Average	Return on
	July 31, 2011 (1)	Capital Employed (3)	Avg. Capital Employed (2)

Mattress Fabrics	$3,146	$54,313	23.2%
Upholstery Fabrics	974	11,747	33.2%
(less: Unallocated Corporate)	(999)	(39)	N/A
Total	$3,121	$66,021	18.9%

Average Capital Employed	As of the three Months Ended July 31, 2011				As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	71,325	26,683	31,299	129,307	66,637	25,929	37,485	130,051
Total liabilities	(15,331)	(13,507)	(19,118)	(47,956)	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$55,994	$13,176	$12,181	$81,351	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(14,570)	(14,570)	-	-	(23,181)	(23,181)
Short-term investments	-	-	(10,443)	(10,443)	-	-	(7,699)	(7,699)
Deferred income taxes - current	-	-	(1,237)	(1,237)	-	-	(1,381)	(1,381)
Income taxes receivable	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(2,191)	(2,191)	-	-	(2,518)	(2,518)
Current maturities of long-term debt	-	-	2,409	2,409	-	-	2,412	2,412
Deferred income taxes - current			82	82			82	82
Income taxes payable - current	-	-	345	345	-	-	646	646
Income taxes payable - long-term	-	-	4,178	4,178	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	596	596	-	-	596	596
Long-term debt, less current maturities	-	-	9,079	9,079	-	-	9,135	9,135
Total Capital Employed	$55,994	$13,176	$350	$69,520	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$54,313	$11,747	$(39)	$66,021

Notes:

(1)	Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2)
Return on average capital employed represents operating income for the three month period ending July 31, 2011 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3)	Average capital employed was computed using the two periods ending July 31, 2011 and May 1, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 1, 2010
(UNAUDITED)

	Operating Income Three
	Months
	Ended	Average	Return on
	August 1, 2010 (1)	Capital Employed (3)	Avg. Capital Employed (2)

Mattress Fabrics	$3,994	$49,610	32.2%
Upholstery Fabrics	1,618	12,575	51.5%
(less: Unallocated Corporate)	(1,115)	(1,290)	N/A
Total	$4,497	$60,895	29.5%

Average Capital Employed	As of the three Months Ended August 1, 2010				As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	66,919	24,415	21,763	113,097	61,922	25,420	25,256	112,598
Total liabilities	(14,902)	(11,126)	(19,943)	(45,971)	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$52,017	$13,289	$1,820	$67,126	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(14,045)	(14,045)	-	-	(18,295)	(18,295)
Short-term investments	-	-	(4,009)	(4,009)			(3,023)	(3,023)
Deferred income taxes - current	-	-	(138)	(138)	-	-	(150)	(150)
Income taxes receivable	-	-	(568)	(568)	-	-	(728)	(728)
Deferred income taxes - non-current	-	-	(245)	(245)	-	-	(324)	(324)
Current maturities of long-term debt	-	-	194	194	-	-	196	196
Income taxes payable - current	-	-	182	182	-	-	224	224
Income taxes payable - long-term	-	-	3,877	3,877	-	-	3,876	3,876
Deferred income taxes - non-current	-	-	666	666	-	-	982	982
Long-term debt, less current maturities	-	-	11,453	11,453	-	-	11,491	11,491
Total Capital Employed	$52,017	$13,289	$(813)	$64,493	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$49,610	$12,575	$(1,290)	$60,895

Notes:

(1)	Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2)
Return on average capital employed represents operating income for the three month period ending August 1, 2010 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the two periods ending August 1, 2010 and May 2, 2010.